UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Group Nine Acquisition Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED NOVEMBER 14, 2022

GROUP NINE ACQUISITION CORP.
568 Broadway, Floor 10
New York, New York 10012

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
GROUP NINE ACQUISITION CORP.

Dear Stockholders of Group Nine Acquisition Corp.:

You are cordially invited to attend a special meeting of stockholders of Group Nine Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at  ________, Eastern Time, on _______, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gnac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on _______, 2022. The accompanying proxy statement is dated _______, 2022, and is first being mailed to stockholders of the Company on or about _______, 2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) in the form set forth in Annex A of the accompanying proxy statement to (A) amend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on January 20, 2021 (the “IPO”), from January 20, 2023 (such date, the “Original Termination Date”), to _______, 2022 (such date, the “Amended Termination Date”), and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (collectively, the “Amendment”, and such proposal, the “Amendment Proposal”); and

2.	Proposal No. 2 – The Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

In connection with the approval of the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the total number of then issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all. If the Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Amended Termination Date.

Based upon the amount held in the Trust Account as of _________, 2022, which was approximately $___________, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $_________ at the time of the Special Meeting. The closing price of a share of Class A Common Stock on _________, 2022, was $________. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., New York City time, on _______, 2022 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares and other redemption forms to Continental, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the Amendment Proposal. However, public stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved.

If the Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal will receive a per-share price that does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share price that the remaining stockholders receive in connection with the winding up of the Company, which, if the Amendment Proposal is approved, may result in a per-share price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share price paid to stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal.

We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

Approval of the Amendment Proposal requires the affirmative vote, in person or by proxy, of the holders of at least 65% of all issued and outstanding shares of common stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on November 14, 2022, as the record date for the Special Meeting. Only stockholders of record on November 14, 2022, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gnac/2022. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote by proxy or to vote by virtual attendance will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but will have no effect on the Adjournment proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing GNAC.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of Group Nine Acquisition Corp.

_______, 2022

By Order of the Board,

Ben Lerer
Chief Executive Officer and Director of Group Nine Acquisition Corp.

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD SHARES OF CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN CONNECTION WITH THE AMENDMENT UNLESS THE AMENDMENT PROPOSAL IS APPROVED.

This proxy statement is dated                       , 2022
and is first being mailed to our stockholders with the form of proxy on or about                      , 2022.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Group Nine Acquisition Corp.
568 Broadway, Floor 10
New York, New York 10012

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _______, 2022

Dear Stockholders of Group Nine Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Group Nine Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), will be held at _______, Eastern Time, on _______, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gnac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on _______, 2022.

The Special Meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) in the form set forth in Annex A of the accompanying proxy statement to (A) amend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on January 20, 2021 (the “IPO”), from ____________, 2023 (such date, the “Original Termination Date”), to _______, 2022 (such date, the “Amended Termination Date”), and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (collectively, the “Amendment”, and such proposal, the “Amendment Proposal”); and

2.	Proposal No. 2 – The Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Amendment Proposal requires the affirmative vote, in person or by proxy, of the holders of at least 65% of all issued and outstanding shares of common stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.

In connection with approval of the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the total number of then issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all.

You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., New York City time, on _______, 2022 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares and other redemption forms to Continental, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the Amendment Proposal. However, public stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved.

We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

The Company’s sponsor is Group Nine SPAC LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor and the Company’s directors and officers intend to vote in favor of each of the proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, less taxes payable, except as to any claims by a third party who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the amount held in the Trust Account as of ________, 2022, which was approximately $__________, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $_________ at the time of the Special Meeting. The closing price of a share of Class A Common Stock on ________, was ________. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed, multiplied by the price per share payable with respect to each public share so redeemed as described in the accompanying proxy statement, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Amended Termination Date if the Amendment Proposal is approved. When calculating the per-share redemption price that the remaining public stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of interest may be removed from the Trust Account to pay dissolution expenses. This may result in a per-share redemption price to be paid in connection with the dissolution and winding up of the Company that is lower than the per-share redemption price paid to public stockholders that elect to redeem their public shares in connection with the Amendment Proposal.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $________ that was in the Trust Account as of __________, 2022.

Only stockholders of record of the Company as of the close of business on November 14, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 28,750,000 shares of Common Stock issued and outstanding, including (i) 23,000,000 shares of Class A Common Stock and (ii) 5,750,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing GNAC.info@investor.morrowsodali.com.

, 2022

By Order of the Board,

Ben Lerer
Chief Executive Officer and Director of Group Nine Acquisition Corp.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON           , 2022

This Notice of Special Meeting and Proxy Statement are available at
_________________.

i

GROUP NINE ACQUISITION CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at           , Eastern Time, on           , 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Group Nine Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at _______, Eastern Time, on _______, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gnac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on _______, 2022.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding our winding up, the redemption of our public shares, the consequences of not completing an initial Business Combination, the release of funds held in the Trust Account, the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:

•	our being a company with no operating history and no revenue;

•	our ability to amend the date by which we must complete an initial Business Combination to the Amended Termination Date;

•	the amount of redemptions by our public stockholders in connection with the Amendment or an initial Business Combination;

•	our ability to complete our initial Business Combination;

•	actual and potential conflicts of interest relating to our Sponsor and other entities in which members of our management team are involved;

•	the ability of our officers and directors to generate a number of potential initial Business Combination opportunities;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•	the Trust Account not being subject to claims of third parties; and

•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held by virtual attendance on _______, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company formed on November 9, 2020, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 20, 2021, the Company consummated its IPO of 23,000,000 units, with each unit consisting of one share of Class A Common Stock and one-third of one public warrant, which included the full exercise by the underwriters of their over-allotment option. Simultaneously with the closing of the IPO, the Company completed the private sale of 2,840,000 private placement warrants, at a purchase price of $1.50 per private placement warrant (the “Private Placement Warrants”), to the Sponsor, generating gross proceeds of $4.26 million. Following the closing of the IPO, a total of $230.0 million ($10.00 per unit) of the net proceeds from the IPO and the sale of the Private Placement Warrants were placed in the Trust Account. As of _______, 2022, funds in the trust account totaled approximately $_______. At present, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial Business Combination by the Original Termination Date.

The purpose of the Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on the following proposals:

(1) Proposal No. 1 — The Amendment Proposal — to amend the Charter in the form set forth in Annex A of the accompanying proxy statement to (A) amend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock included as part of the units sold in the IPO, from the Original Termination Date to the Amended Termination Date, and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001; and

(2) Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

Can I attend the Special Meeting?

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gnac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on           , 2022.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Amendment?

Our Board believes stockholders will benefit from the Company having the ability to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter.

Since our IPO, our management team evaluated several target businesses and employed a broad set of search criteria for potential target businesses. As a result of volatile market conditions, combined with the increasing difficulty of securing sources of financing on acceptable terms, we have been unable to secure a Business Combination opportunity that offers a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is not feasible for the Company to complete an initial Business Combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law which may increase our tax liabilities in connection with stockholder redemptions, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter.

If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

The purpose of the Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

In connection with approval of the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the total number of then issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all. However, public stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares and the Amendment is implemented, such holders shall retain redemption rights in the event the Company has not consummated an initial Business Combination by the Amended Termination Date. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

If the Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal will receive a per-share price that does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share price that the remaining stockholders receive in connection with the winding up of the Company, which, if the Amendment Proposal is approved, may result in a per-share price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share price paid to stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal.

Our Board recommends that you vote in favor of the Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial stockholders and their permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote approximately 20.0% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $_________ per share); (b) would represent in writing that such public shares will not be voted in favor of approving the Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of Common Stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Amendment to be consummated in circumstances where such consummation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Amendment at the Special Meeting and could decrease the chances that the Amendment would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any SPAC securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Amendment.

What vote is required to approve the Amendment Proposal?

Approval of the Amendment Proposal requires the affirmative vote, in person or by proxy, of the holders of at least 65% of all issued and outstanding shares of common stock, voting together as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further amendments to liquidate the Trust Account?

Other than the Amendment, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must consummate an initial Business Combination or liquidate the Trust Account.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in Business Combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), the Company will, prior to the date of the Special Meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and the liquidation of the Company.

If the Amendment Proposal is approved, what happens next?

Our Board believes stockholders will benefit from the Company having the ability to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter.

Upon approval of the Amendment Proposal by the required number of votes, we plan to file an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware in the form attached as Annex A hereto.

If the Amendment Proposal is approved, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor through its shares of Class B Common Stock.

We have determined that it is not feasible for the Company to complete an initial Business Combination by the Amended Termination Date. If the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which, if the Amendment Proposal is approved, will expire worthless if we fail to complete our initial Business Combination by the Amended Termination Date.

What happens if the Amendment Proposal is not approved?

If the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by the Original Termination Date, or, if the Amendment Proposal is approved, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

In connection with approval of the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the total number of then issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all. However, public stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Continental Stock Transfer & Trust company by email at proxy@continentalstock.com. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on ________, 2022 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Who can vote at the Special Meeting?

Holders of shares of Common Stock as of the close of business on November 14, 2022, the Record Date, are entitled to vote at the Special Meeting. On the Record Date, there were 28,750,000 shares of Common Stock issued and outstanding, including (i) 23,000,000 shares of Class A Common Stock and (ii) 5,750,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Class B Common Stock, constituting approximately 20.0% of our issued and outstanding shares of Common Stock, and are expected to vote all such shares in favor of each of the proposals at the Special Meeting.

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting by telephone or through the Internet.

On the Record Date, there was one record holder of our Class A Common Stock. The foregoing number of record holders does not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

“Street Name” Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of shares of Class B Common Stock, ownership of private placement warrants and advances to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include arrangements related to compensation, indemnification and expense reimbursement. See the section entitled “Proposal No. 1 — the Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

What happens to the Company’s warrants?

If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will expire worthless.

How do I vote?

If you are a holder of record of shares of Common Stock on November 14, 2022, the Record Date for the Special Meeting, you may vote (i) prior to the Special Meeting by telephone or through the Internet, (ii) by virtual attendance at the Special Meeting or (iii) by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid legal proxy from your broker, bank or other nominee. If you wish to attend the Special Meeting virtually you should contact Continental via email at proxy@continentalstock.com and provide your legal proxy no later than _______, 2022, to obtain this information. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my shares of Common Stock?

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such stockholder’s public shares for cash if the Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., New York City time, on _______, 2022 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the Amendment Proposal. However, public stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved.

If the Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal will receive a per-share price that does not take into account up to $100,000 of net interest removed from the Trust Account to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share price that the remaining stockholders receive in connection with the winding up of the Company, which, if the Amendment Proposal is approved, may result in a per-share price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share price paid to stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal.

How do I withdraw my redemption request?

If you deliver your public shares for redemption to Continental, our transfer agent, in compliance with the redemption procedures described in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting—How do I redeem my shares of Common Stock?” and elsewhere herein, and decide prior to the vote at the Special Meeting not to redeem your shares, you may withdraw your tender of public shares and request that Continental return your tendered public shares (physically or electronically, as applicable). To make such a request, you should contact your bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting—Who can help answer my questions?”

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $32,500, plus disbursements, and indemnify Morrow against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Group Nine Acquisition Corp.
568 Broadway, Floor 10
New York, New York 10012
Telephone: (212) 227-1905

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: GNAC.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., New York City time, on                 , 2022 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attn: Robert Zubrycki

E-mail: rzubrycki@continentalstock.com

RISK FACTORS

Public stockholders that do not elect to redeem their public shares in connection with the approval of the Amendment Proposal may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to public stockholders that elect to redeem their public shares in connection with the approval of the Amendment Proposal.

If the Amendment Proposal is approved, public stockholders that elect to redeem their public shares in connection with the approval of the Amendment Proposal will receive a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding public shares. When calculating the per-share redemption price that the remaining public stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of interest may be removed from the Trust Account to pay dissolution expenses. If the Amendment Proposal is approved, this may result in a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to public stockholders that do not elect to redeem their public shares in connection with the approval of the Amendment Proposal that is lower than the per-share redemption price paid to public stockholders that elect to redeem their public shares in connection with the approval of the Amendment Proposal.

The ability of our public stockholders to exercise redemption rights in connection with the approval of the Amendment Proposal with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash in connection with the approval of the Amendment Proposal. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares in connection with the approval of the Amendment Proposal.

In the event the Amendment Proposal is approved, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Common Stock, units and warrants are listed on the Nasdaq Capital Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Common Stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Charter, in the event the Amendment Proposal is approved, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our Charter pursuant to the Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gnac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on _______, 2022.

At the Special Meeting, you will be asked to consider and vote upon proposals:

1.          Proposal No. 1 – The Amendment Proposal – to amend the Charter in the form set forth in Annex A of the accompanying proxy statement to (A) amend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock included as part of the units sold in the IPO, from the Original Termination Date to the Amended Termination Date, and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001; and

2.          Proposal No. 2 – The Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on November 14, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 28,750,000 shares of Common Stock issued and outstanding, including (i) 23,000,000 shares of Class A Common Stock (that were initially sold as part of the IPO) and (ii) 5,750,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

The Initial Stockholders are entitled to vote approximately 20.0% of the Common Stock as of the Record Date. Such shares are expected to be voted in favor of the proposals presented at the Special Meeting.

Votes Required

Approval of the Amendment Proposal requires the affirmative vote, in person or by proxy, of the holders of at least 65% of all issued and outstanding shares of common stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet or by telephone as described above, you will designate each of Ben Lerer and Sean Macnew to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

On the Record Date, there was one record holder of our Class A Common Stock. The foregoing number of record holders does not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof.

Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing GNAC.info@investor.morrowsodali.com.

Revocability of Proxies

If you are a stockholder of record and you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on _______, 2022, for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/gnac/2022. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on _______, 2022.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $32,500, plus disbursements, and indemnify Morrow against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: GNAC.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

Other Business

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices and Website

Our principal executive offices are located at 568 Broadway, Floor 10, New York, New York 10012. Our telephone number is (212) 227-1905. Our corporate website address is www.gnacinc.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 – THE AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated on November 9, 2020, as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses.

On January 20, 2021, the Company closed its IPO for the sale of 23,000,000 Units at a price of $10.00 per Unit, yielding gross proceeds of $230,000,000. Substantially concurrently with the closing of the IPO, the Company completed the private sale of 2,840,000 Private Placement Warrants to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $4,260,000.

The Amendment

We are proposing to amend the Company’s Charter in the form set forth in Annex A of this proxy statement to (A) amend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock included as part of the units sold in the Company’s IPO, from the Original Termination Date to the Amended Termination Date and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001. If the Amendment is approved, the approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.

Reasons for The Amendment Proposal

Since our IPO, our management team evaluated several target businesses and employed a broad set of search criteria for potential target businesses. As a result of volatile market conditions, combined with the increasing difficulty of securing sources of financing on acceptable terms, we have been unable to secure a Business Combination opportunity that offers a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is not feasible for the Company to complete an initial Business Combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law which may increase our tax liabilities in connection with stockholder redemptions, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders prior to December 31, 2022.

The purpose of the Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amended and restated certificate of incorporation is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

If The Amendment Proposal Is Approved

If the Amendment Proposal is approved, we plan to file an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to (A) amend the date by which the Company must complete an initial Business Combination to the Amended Termination Date and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amended and restated certificate of incorporation to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001.

If the Amendment Proposal is approved, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $____________ that was in the Trust Account as of _________, 2022.

We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

If The Amendment Proposal Is Not Approved

We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

Redemption Rights

In connection with the Amendment Proposal, each public stockholder may seek to redeem his, her or its public shares, which redemptions will only be effected if the Amendment Proposal is approved. Holders of public shares who do not elect to redeem their public shares in connection with the Amendment will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial Business Combination, or to have such shares redeemed if the Company has not consummated an initial Business Combination by the Amended Termination Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON _______, 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Amendment and redemptions.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)	(i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)	prior to 5:00 p.m., New York City time, on _______, 2022 (two business days prior to the vote at the Special Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the Amendment Proposal. However, public stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Amendment is not approved, these shares will not be redeemed in connection with the Amendment and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Amendment will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the total number of then issued and outstanding shares of Class A Common Stock. Based upon the amount held in the Trust Account as of _________, 2022, which was $_______, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $_______ at the time of the Special Meeting. The closing price of a share of Class A Common Stock on _______, 2022 was $_______. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of Class A Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Amendment.

If the Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal will receive a per-share price that does not take into account up to $100,000 of net interest removed from the Trust Account to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share price that the remaining stockholders receive in connection with the winding up of the Company, which, if the Amendment Proposal is approved, may result in a per-share price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share price paid to stockholders who elect to redeem their public shares in connection with approval of the Amendment Proposal.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Class A Common Stock for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the Amendment is approved, and the expiration of warrants in such event. This discussion applies only to Class A Common Stock and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; and

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Common Stock or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF CLASS A COMMON STOCK AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Class A Common Stock

Redemption of Class A Common Stock Pursuant to An Exercise of Redemption Rights

We expect that a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.

If the Amendment is approved, a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code, as described below under “— U.S. Holders — Redemption of Class A Common Stock — Redemption of Class A Common Stock in Connection with Our Liquidation” and “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If a non-liquidating redemption qualifies as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a non-liquidating redemption does not qualify as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.”

A non-liquidating redemption will generally qualify as a sale or exchange of the shares of Class A Common Stock that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only shares of Class A Common Stock actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to shares of Class A Common Stock owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Class A Common Stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the shares of Class A Common Stock actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the shares of Class A Common Stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A Common Stock owned by certain family members and such U.S. Holder does not constructively own any other Class A Common Stock. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Common Stock will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Class A Common Stock in Connection with Our Liquidation

A U.S. Holder’s receipt of cash for its Class A Common Stock in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” In the event the Amendment is approved, such redemption is expected to occur prior to December 31, 2022.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock. Any remaining excess will generally be treated as gain from the sale or exchange of such shares of Class A Common Stock and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock” below.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A Common Stock redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent the holding period of the Class A Common Stock from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Common Stock (Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Class A Common Stock (taxed as described below under “— Non-U.S. Holders — Gain on Sale, Exchange or Other Taxable Disposition of Class A Common Stock”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Class A Common Stock that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:

•	the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•	we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Class A Common Stock.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Expiration of a Warrant

If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

Vote Required for Approval

Approval of the Amendment Proposal requires the affirmative vote, in person or by proxy, of the holders of at least 65% of all issued and outstanding shares of common stock, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

The Initial Stockholders are expected to vote all shares of Common Stock owned by them in favor of the Amendment Proposal. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate of 5,750,000 shares of Class B Common Stock, collectively representing approximately 20.0% of our issued and outstanding shares of Common Stock, and are expected to vote all such shares in favor of the proposals at the Special Meeting. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class A Common Stock and Class B Common Stock and their respective ownership thereof.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $_______ per share); (b) would represent in writing that such public shares will not be voted in favor of approving the Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of Common Stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Amendment to be consummated in circumstances where such consummation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Amendment at the Special Meeting and could decrease the chances that the Amendment would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendations of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the 5,750,000 shares of Class B Common Stock held by the Initial Stockholders will be worthless (as the Initial Stockholders have waived liquidation rights with respect to such shares), as will the 2,840,000 Private Placement Warrants held by the Sponsor;

•	In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any shares of Class A Common Stock offered in the IPO that it or they hold if we do not consummate an initial Business Combination by the Original Termination Date; if the Amendment Proposal is approved and the Amendment is implemented, the Sponsor and our officers and directors will be entitled to redeem any such shares of Class A Common Stock if we do not consummate an initial Business Combination by the Amended Termination Date;

•	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•	Each of our officers and directors has or may in the future have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a business combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

•	If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions;

•	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse any such expenses; and

•	On March 29, 2021, the Company entered into a Convertible Promissory Note (the “Promissory Note”) with the Sponsor. Pursuant to the Promissory Note, the Sponsor agreed to loan to the Company up to $1.0 million to be used for working capital purposes. Up to $1.0 million of the loans may be settled in whole warrants to purchase Class A Common Stock at a conversion price equal to $1.50 per warrant. The loans will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial Business Combination pursuant to its Charter (as amended from time to time) and the consummation of an initial Business Combination. If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will not be sufficient assets to repay the Promissory Note and it will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Amendment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of _______, 2022, with respect to our shares of Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 28,750,000 shares of Common Stock outstanding as of _______, 2022, including 23,000,000 shares of Class A Common Stock and 5,750,000 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. Subject to certain exceptions as described in the Charter, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of _______, 2022.

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock(2)	% of Common Stock	Number of shares of Class A Common Stock	Number of shares of Class B Common Stock
5% Holders
Group Nine SPAC LLC(3)	5,625,000	19.8%	*	5,625,000
Soroban Opportunities Master Fund L.P.(4)	1,076,759	6.2%	1,076,759	*
Glazer Capital, LLC(5)	1,521,270	6.6%	1,521,270	*
Aristeria Capital, L.L.C.(6)	1,575,000	6.9%	1,575,000	*

Directors and Executive Officers
Ben Lerer	—	—	*	*
Brian Sugar	—	—	*	*
Sean Macnew	—	—	*	*
Richard Parsons	25,000	*	*	25,000
Jen Wong	25,000	*	*	25,000
Jeffrey Zucker	25,000	*	*	25,000
Melinda Mount	25,000	*	*	25,000
All directors and executive officers as a group (seven individuals)	100,000	*	*	100,000

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Group Nine Acquisition Corp., 568 Broadway, Floor 10 New York, New York 10012.

(2)	Holders of record of shares of Class A Common Stock and Class B Common Stock are entitled to one vote for each share held on all matters to be voted on by stockholders and vote together as a single class, except as required by law.

(3)	The shares reported above are held in the name of our Sponsor. Our Sponsor is wholly owned by Vox Media.

(4)	According to a Schedule 13G/A filed with the SEC on February 14, 2022, Soroban Opportunities Master Fund L.P., which is the beneficial owner of 1,076,759 shares of Class A Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds. The business address of each stockholder is 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

(5)	According to a Schedule 13G filed on February 14, 2022, Glazer Capital, LLC, which is the beneficial owner of 1,521,270 shares of Class A Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds. The business address of each stockholder is 250 West 55th Street, Suite 30A, New York, New York 10019

(6)	According to a Schedule 13G filed with the SEC on February 14, 2022, Aristeria Capital, L.L.C., which is the beneficial owner of 1,575,000 shares of Class A Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds. The business address of each stockholder is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

The Initial Stockholders beneficially own approximately 20.0% of our issued and outstanding shares of Common Stock, and are expected to vote all such shares in favor of the proposals at the Special Meeting. The Initial Stockholders may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Amendment is implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Delivery Of Documents To Stockholders

For stockholders receiving printed proxy materials, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 568 Broadway, Floor 10, New York, New York 10012 or (212) 227-1905, to inform us of their request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website at www.gnacinc.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Group Nine Acquisition Corp.
568 Broadway, Floor 10
New York, New York 10012
(212) 227-1905

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: GNAC.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by                 , 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Annex A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GROUP NINE ACQUISITION CORP.

[●], 2022

Group Nine Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Group Nine Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 9, 2020 (as amended on January 14, 2021, the “Original Certificate”).

2. This Second Amended and Restated Certificate of Incorporation (this “Amended and Restated Certificate”), which both restates and amends the provisions of the Original Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.

4. The text of the Original Certificate is hereby restated and amended in its entirety to read as follows:

Article I
NAME

The name of the corporation is Group Nine Acquisition Corp. (the “Corporation”).

Article II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”). References herein to “an initial Business Combination” or “the Company’s initial Business Combination” or words of similar import shall mean the Company’s initial Business Combination, other than any such initial Business Combination that directly or indirectly involves only Group Nine Media, Inc., a Delaware corporation and the indirect parent of the Corporation (“Group Nine Media”).

Article III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 874 Walker Road, Suite C, in the City of Dover, County of Kent, State of Delaware, 19904, and the name of the Corporation’s registered agent at such address is United Corporate Services, Inc.

Article IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 121,000,000 shares, consisting of (a) 120,000,000 shares of common stock (the “Common Stock”), including (i) 100,000,000 shares of Class A Common Stock (the “Class A Common Stock”), and (ii) 20,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2 Preferred Stock. Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of such Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Amended and Restated Certificate (including as set forth in Section 9.9 and any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders of the Corporation. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b) Class B Common Stock.

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the closing of the initial Business Combination.

(ii) Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or Equity-linked Securities (as defined below), are issued or deemed issued in excess of the amounts issued in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

•	the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any Equity-linked Securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (net of the number of shares of Class A Common Stock redeemed in connection with the initial Business Combination), excluding any shares of Class A Common Stock or Equity-linked Securities issued or issuable to any seller in the initial Business Combination and any private placement warrants issued to Group Nine SPAC LLC (the “Sponsor”), any affiliate of the Sponsor or any officer or director of the Corporation, plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and
•	the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination.

As used herein, the term “Equity-linked Securities” means any debt or equity securities of the Corporation that are convertible into, or exchangeable or exercisable for Class A Common Stock issued in a financing transaction in connection with the initial Business Combination, including but not limited to a private placement of equity or debt.

Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.

(iii) Voting. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.

Section 4.4 Rights and Options. Subject to Section 9.4, the Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

Article V
BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate, and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b) Subject to Section 5.5, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office as of the effectiveness of this Amended and Restated Certificate to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5, if the number of directors that constitute the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, directors shall be elected by a plurality of the votes cast by the stockholders of the Corporation present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c) Subject to Section 5.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. There is no cumulative voting with respect to the election of directors.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 and Section 9.9, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 and except as otherwise required by this Amended and Restated Certificate (including as set forth in Section 9.9), any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

Article VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the Board at which there is a quorum or by unanimous written consent. The Bylaws also may be adopted, amended, altered or repealed by the stockholders of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Article VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman or Co-Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders of the Corporation other than with respect to our Class B Common Stock with respect to which action may be taken by written consent.

Article VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

Article IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and, except as provided in Section 9.9, no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation has not completed its initial Business Combination by December [ ], 2022 and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete its initial Business Combination within 24 months from the closing of the Offering or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Section 9.2 Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed, upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Section 9.2(b) and Section 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) (the “Redemption Price”); provided, however, that the Corporation shall not redeem or repurchase Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to an initial Business Combination either prior to or upon consummation of an initial Business Combination and after payment of deferred underwriting commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”), which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders of the Corporation for their approval for business or other reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two Business Days (as defined below) prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (A) the aggregate amount on deposit in the Trust Account as of two Business Days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (B) the total number of then outstanding Offering Shares. “Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in The City of New York, New York, are authorized or required by law to close.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from redeeming Offering Shares with respect to more than an aggregate of 15% of the Offering Shares without the consent of the Corporation.

(d) In the event that the Corporation has not consummated an initial Business Combination by December [ ], 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Section 9.2(a), Section 9.2(b), Section 9.2(d) or Section 9.7. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights (and any withdrawal of any exercise of such rights) shall be conditioned on such Public Stockholder following the specific procedures for redemptions (or withdrawals, as applicable) set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to (a) receive funds from the Trust Account or (b) vote as a class with the Class A Common Stock (i) on any initial Business Combination or (ii) to approve an amendment to this Amended and Restated Certificate to (x) extend the time the Corporation has to consummate its initial Business Combination beyond December [ ], 2022 or (y) amend this Article IX.

Section 9.5 Transactions with Affiliates. In the event the Corporation seeks to complete an initial Business Combination with a target business that is affiliated with the Sponsor, the directors or officers of the Corporation or any of their affiliates or the Corporation seeks to complete a Business Combination with Group Nine Media, concurrently with the completion of an initial Business Combination, the Corporation, or a committee of the independent and disinterested directors of the Corporation, shall obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority or another independent entity that commonly renders valuation opinions that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6 Limitation on Business Combination Transactions; . The Corporation shall not enter into an initial Business Combination (i) solely with another blank check company or a similar company with nominal operations or (ii) solely with Group Nine Media.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by December [ ], 2022, or (b) with respect to any other provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares. The Corporation's ability to provide such opportunity and implement such an amendment is not subject to the Redemption Limitation.

Section 9.8 Minimum Value of Target. The Corporation’s initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the amount of deferred underwriting discounts held in trust and taxes payable on the income earned on the Trust Account) at the time of the Corporation signing a definitive agreement in connection with its initial Business Combination; provided, however, that if the Corporation completes a Business Combination with Group Nine Media concurrently with the completion of the Corporation’s initial Business Combination, the fair market value of Group Nine Media shall not be taken into consideration in determining whether the Corporation has satisfied the requirements of this provision.

Section 9.9 Appointment and Removal of Directors. Notwithstanding any other provision in this Amended and Restated Certificate, prior to the closing of the initial Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect and remove any director, and the holders of Class A Common Stock shall have no right to vote on the election or removal of any director. This Section 9.9 may only be amended by a resolution passed by a holders of at least a majority of the outstanding Class B Common Stock.

Article X

CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Article XI
AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated Certificate may be amended only as provided therein.

Article XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 12.1 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, or any claim for aiding and abetting any such alleged breach, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) arising under the federal securities laws, including the Securities Act of 1933, as amended, as to which the Court of Chancery and the federal district court for the District of Delaware shall concurrently be the sole and exclusive forums. Notwithstanding the foregoing, the provisions of this Section 12.1 shall not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America have exclusive jurisdiction.

Section 12.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XII.

Article XIII
SEVERABILITY

If any provision or provisions (or any part thereof) of this Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (ii) the provisions of this Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their faith service or for the benefit of the Corporation to the fullest extent permitted by law.

[Signature page follows]

WITNESS WHEREOF, Group Nine Acquisition Corp. has caused this Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

GROUP NINE ACQUISITION CORP.

By:
Name:	Sean Macnew
Title:	Chief Financial Officer

[Signature Page to Second Amended and Restated Certificate of Incorporation]

FORM OF PROXY

Group Nine Acquisition Corp. 568 Broadway, Floor 10 New York, New York, 10012 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON _____, 2022 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [], in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Group Nine Acquisition Corp. (the “Company”) to be held at [] on [], virtually, and hereby appoints Sean Macnew and Ben Lerer, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. (Continued and to be marked, dated and signed on reverse side) P R O X Y

Please mark vote as indicated in this example XGROUP NINE ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Proposal No. 1 – The Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) in the form set forth in Annex A of the accompanying proxy statement to (A) amend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on January 20, 2021 (the “IPO”), from January 20, 2023 (such date, the “Original Termination Date”), to _______, 2022 (such date, the “Amended Termination Date”), and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (collectively, the “Amendment”, and such proposal, the “Amendment Proposal”); and Proposal No. 2 – The Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). Dated: , 2022 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. FORAGAINSTABSTAIN FORAGAINSTABSTAIN